HERITAGE SERIES TRUST

                                VALUE EQUITY FUND

                   Supplement dated October 7, 1997 to the
                         Prospectus dated March 1, 1997


      Effective October 1, 1997, Heritage Asset Management, Inc. ("Heritage") has allocated the portfolio management of all Value Equity Fund's (the "Fund") assets from Dreman Value Advisors, Inc. ("Dreman") to Eagle Asset Management, Inc. ("Eagle"), each of which is a Subadviser of the Fund. Accordingly, all references to Dreman in the Prospectus should be replaced with Eagle, except the first paragraph on page 26 under "Value Equity Fund."

      As a result of this new allocation, Michael J. Chren of Eagle is now the portfolio manager of the Fund. The following replaces the paragraph on page 27 under "Portfolio Management - Value Equity":

      Michael J. Chren serves as portfolio manager for the Value Equity Fund. He is responsible for the day-to-day management of the Value Equity Fund's investment portfolio. Mr. Chren has been a Senior Vice President and Portfolio Manager with Eagle since 1996. From 1994 to 1996, Mr. Chren was a Senior Research Analyst with Eagle. Prior thereto, Mr. Chren worked in the Institutional Equity Department of Raymond James & Associates, Inc. and served as a Trader/Analyst with Junction Advisors, Inc. and with Mabon Securities, Inc. Mr. Chren holds a bachelors of arts and a masters of arts in architecture from Yale University and an MBA from Carnegie Mellon University. Mr. Chren also is a Chartered Financial Analyst.

      In addition, the Fund now can write covered call options on up to 10% of its total assets. The Fund may write options on common stocks in its investment portfolio or on common stocks into which securities held by it are convertible. When the Fund writes a covered call option, it receives a premium payment that is income to the Fund, but it gives up the opportunity to profit from any increase in stock value above the exercise price of the option. The Fund also may purchase call options to close out call options it has written. The principal risks associated with the use of options are (1) possible lack of a liquid market for closing out options positions, (2) the need for additional portfolio management skills and techniques, and (3) losses due to unanticipated market price movements.


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                              HERITAGE SERIES TRUST

                                VALUE EQUITY FUND

                   Supplement dated October 7, 1997 to the
                       Statement of Additional Information
                               dated March 1, 1997


      The Value Equity Fund now can write covered call options on up to 10% of its total assets. The following disclosure should be included on page 13 of the Statement of Additional Information following the first full paragraph and supplements the disclosure included in the Prospectus:

      Covered Call Options. Value Equity may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, Value Equity will write covered call options on securities generally when its Subadviser believes that the premium received by Value Equity, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security.

      The strategy also may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option, less any transaction costs. Thus, if the market price of the underlying security held by Value Equity declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by Value Equity. If, however, there is an increase in the market price of the underlying security and the option is exercised, Value Equity will be obligated to sell the security at less than its market value. Value Equity would lose the ability to participate in an increase in the value of such securities above the exercise price of the call option. Value Equity also gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding.